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                    Prudential Small-Cap Quantum Fund, Inc.
                      Supplement dated October 14, 1997 to
                      Prospectus dated September 25, 1997

                                HOW THE FUND INVESTS

    The following information supplements the information contained in 'Shareholder Guide--How to Buy Shares of the Fund'

    Prudential Securities is soliciting subscriptions for Class A, Class B, Class C and Class Z shares of the Fund during a subscription period which commenced on September 25, 1997 and is currently expected to end on the earlier of (i) the date upon which the subscriptions reach $300 million or
(ii) on or about November 5, 1997. Monies will be due from investors on or about November 10, 1997.

    The Fund expects to commence the continuous offering of its shares approximately 20-60 days after the end of the initial offering.

MF176C-1 (10/14/97)